Exhibit 10.1

Shanghai Century Acquisition Corporation
23rd Floor, Shun Ho Tower
24 - 30 Ice House Street Central, Hong Kong SAR China

April 25, 2008

To:

Kevin Ma

This letter will confirm the agreement of the undersigned to extend the time period pursuant to which you must deliver written notice to us pursuant to Section 3.1.1 of the Joint Venture Agreement, dated February 20, 2008, as amended, among Kevin Ma, RAD International Investment Fund Ltd. (“RAD”) and Asia Leader Investments Limited (“Joint Venture Agreement”) indicating that you and RAD are unwilling to proceed with the closing of the transactions contemplated by the Joint Venture Agreement due to our inability to have at least US$20,000,000, from 2pm EST on April 25, 2008, to 12pm EST on Monday, April 28, 2008.

Please indicate your acknowledgment of and agreement to the foregoing by signing a copy of this letter and returning an executed original to us.

Sincerely,

Franklin D. Chu
Co-Chief Executive Officer

Accepted and Agreed:

_______________________
Kevin Ma

ASIA LEADER INVESTMENTS LIMITED

By:  ________________
Name: Richard Li
Title:   Director